POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of the following individuals, Joseph D. Emanuel and Lynn K. Stone, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Form N-4 registration statements of Pruco Life Insurance Company, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 9, 2012.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 11th day of October, 2012.

/s/Robert F. O’Donnell
Robert F. O’Donnell
Director, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of the following individuals, Joseph D. Emanuel and Lynn K. Stone, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Form N-4 registration statements of Pruco Life Insurance Company, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 9, 2012.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 8 day of October, 2012.

/s/James J. Avery
James J. Avery
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of the following individuals, Joseph D. Emanuel and Lynn K. Stone, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Form N-4 registration statements of Pruco Life Insurance Company, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 9, 2012.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 5 day of October 5, 2012.

/s/Robert M. Falzon
Robert M. Falzon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of the following individuals, Joseph D. Emanuel and Lynn K. Stone, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, on Form N-4 registration statements of Pruco Life Insurance Company, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 9, 2012.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2012.

/s/Yanela C.Frias
Yanela C. Frias
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of the following individuals, Joseph D. Emanuel and Lynn K. Stone, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Form N-4 registration statements of Pruco Life Insurance Company, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 9, 2012.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2012.

/s/Bernard J. Jacob
Bernard J. Jacob
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of the following individuals, Joseph D. Emanuel and Lynn K. Stone, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on Form N-4 registration statements of Pruco Life Insurance Company, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 9, 2012.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 17th day of October, 2012.

/s/Thomas J. Diemer
Thomas J. Diemer
Director, Chief Financial Officer and
Chief Accounting Officer